FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (date of earliest event reported): May 1, 2003

                        Commission file number 333-07429
                                               333-07429-01

                       Remington Products Company, L.L.C.
                       ----------------------------------
                             Remington Capital Corp.
                             -----------------------
            (Exact name of registrant as specified in their charters)

                                                    06-1451076
                Delaware                            06-1451079
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(State or other jurisdiction of                     (IRS Employer
incorporation or organization)                       identification Nos.)


60 Main Street, Bridgeport, Connecticut                   06604
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (203) 367-4400
                                                     -------------

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Item 9.  Regulation  FD  Disclosure;  Item 12.  Results of Operations  and
Financial Condition

On May 1, 2003, the Company issued a press release on its first quarter 2003 results which is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

    99.1 Press Release, dated May 1, 2003 of Remington Products Company, L.L.C.






                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 REMINGTON PRODUCTS COMPANY, L.L.C.


                                  By:      /s/ Kris J. Kelley
                                     ------------------------------------------
                                  Kris J. Kelley, Vice President and Controller

Date:  May 1, 2003